UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21208

Oppenheimer Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 7/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2018 Unaudited

	Shares	Value
Common Stocks—94.8%
Consumer Discretionary—6.1%
Automobiles—2.2%
Ford Motor Co.	227,860	$2,287,715
General Motors Co.	96,000	3,639,360
		5,927,075

Hotels, Restaurants & Leisure—1.7%
Las Vegas Sands Corp.	17,690	1,271,911
McDonald’s Corp.	20,660	3,254,776
		4,526,687

Household Durables—0.7%
Sekisui House Ltd.	109,000	1,857,369

Multiline Retail—1.5%
Target Corp.	47,550	3,836,334

Consumer Staples—8.0%
Beverages—3.6%
Coca-Cola Co. (The)	144,480	6,737,103
Coca-Cola European Partners plc	68,780	2,836,487
		9,573,590

Food & Staples Retailing—1.6%
Walmart, Inc.	46,170	4,119,749

Household Products—0.7%
Procter & Gamble Co. (The)	24,180	1,955,678

Tobacco—2.1%
Philip Morris International, Inc.	64,620	5,576,706

Energy—14.9%
Oil, Gas & Consumable Fuels—14.9%
BP plc, Sponsored ADR	202,562	9,133,521
Chevron Corp.	82,548	10,423,336
Enbridge, Inc.	78,697	2,788,235
Exxon Mobil Corp.	33,790	2,754,223
Royal Dutch Shell plc, Cl. A, Sponsored ADR	80,142	5,479,308
Ship Finance International Ltd.	217,580	3,165,789
Suncor Energy, Inc.	135,200	5,697,328
		39,441,740

	Shares	Value
Financials—22.6%
Capital Markets—2.5%
Apollo Global Management LLC, Cl. A1	39,843	$1,414,427
Ares Management LP	152,549	3,256,921
Moelis & Co., Cl. A	28,590	1,818,324
		6,489,672

Commercial Banks—13.8%
Banco Comercial Portugues SA, Cl. R2	4,721,933	1,480,858
BB&T Corp.	87,520	4,446,891
Citigroup, Inc.	45,970	3,304,783
Danske Bank AS	44,487	1,293,626
Fifth Third Bancorp	93,720	2,773,175
Intesa Sanpaolo SpA	464,870	1,428,054
JPMorgan Chase & Co.	104,170	11,974,342
KeyCorp	191,320	3,992,848
M&T Bank Corp.	15,740	2,728,529
Zions Bancorporation	62,130	3,212,121
		36,635,227

Consumer Finance—1.0%
Navient Corp.	204,306	2,698,882

Insurance—1.2%
Prudential Financial, Inc.	31,550	3,183,711

Real Estate Investment Trusts (REITs)—4.1%
Crown Castle International Corp.	12,170	1,348,801
Equity Residential	21,230	1,389,079
Park Hotels & Resorts, Inc.	79,430	2,484,570
Prologis, Inc.	46,960	3,081,515
Uniti Group, Inc.	147,138	2,601,400
		10,905,365

Health Care—10.7%
Biotechnology—1.2%
Gilead Sciences, Inc.	39,300	3,058,719
Health Care Providers & Services—2.2%
UnitedHealth Group, Inc.	23,310	5,902,558

Pharmaceuticals—7.3%
AstraZeneca plc, Sponsored ADR	138,240	5,409,331

1       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Bristol-Myers Squibb Co.	16,800	$987,000
Merck & Co., Inc.	89,160	5,872,969
Pfizer, Inc.	174,460	6,966,188
		19,235,488

Industrials—9.4%
Aerospace & Defense—2.6%
Lockheed Martin Corp.	21,150	6,897,015

Airlines—0.8%
International Consolidated Airlines Group SA	214,550	2,000,808

Construction & Engineering—0.5%
Ferrovial SA	59,145	1,222,376

Electrical Equipment—1.4%
ABB Ltd.	61,084	1,403,021
Eaton Corp. plc	26,920	2,238,936
		3,641,957

Industrial Conglomerates—1.2%
General Electric Co.	112,410	1,532,148
Siemens AG	12,457	1,758,668
		3,290,816

Machinery—1.2%
Caterpillar, Inc.	21,750	3,127,650

Trading Companies & Distributors—1.7%
ITOCHU Corp.	257,600	4,572,761

Information Technology—8.0%
Communications Equipment—2.7%
Cisco Systems, Inc.	171,840	7,267,113

Electronic Equipment, Instruments, & Components—0.9%
Corning, Inc.	69,200	2,296,056

Semiconductors & Semiconductor Equipment—1.4%
QUALCOMM, Inc.	23,730	1,520,856
Texas Instruments, Inc.	18,500	2,059,420
		3,580,276

Software—3.0%
Microsoft Corp.	56,300	5,972,304
Nintendo Co. Ltd.	5,700	1,971,535
		7,943,839

	Shares	Value
Materials—3.6%
Chemicals—0.7%
Nissan Chemical Corp.	40,482	$1,814,181

Containers & Packaging—1.1%
International Paper Co.	54,600	2,933,658

Metals & Mining—1.8%
Alumina Ltd.	1,294,300	2,734,867
Anglo American plc	90,470	2,063,255
		4,798,122

Telecommunication Services—4.1%
Diversified Telecommunication Services—4.1%
AT&T, Inc.	228,910	7,318,253
Inmarsat plc	232,170	1,733,622
Nippon Telegraph & Telephone Corp.	37,800	1,749,261
		10,801,136

Utilities—7.4%
Electric Utilities—6.1%
Avangrid, Inc.	56,430	2,824,886
Duke Energy Corp.	32,400	2,644,488
Edison International	22,390	1,491,845
Entergy Corp.	37,200	3,023,616
Iberdrola SA	264,867	2,058,477
NextEra Energy, Inc.	23,917	4,007,054
		16,050,366

Multi-Utilities—1.3%
Ameren Corp.	57,510	3,569,071
Total Common Stocks (Cost $214,425,366)		250,731,751
Preferred Stock—0.6%
Belden, Inc., 6.75% Cv. (Cost $1,745,720)	17,000	1,495,660

2       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

	Shares	Value
Investment Company—4.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.87%[3,4] (Cost $11,496,104)	11,496,104	$11,496,104
Total Investments, at Value (Cost $227,667,190)	99.7%	263,723,515
Net Other Assets (Liabilities)	0.3	753,451
Net Assets	100.0%	$264,476,966

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2018	Gross Additions	Gross Reductions	Shares July 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,592,483	22,369,299	16,465,678	11,496,104

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$11,496,104	$40,154	$—	$—

Forward Currency Exchange Contracts as of July 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	10/2018	USD	3,759	CAD	4,920	$—	$27,540
CITNA-B	10/2018	USD	9,769	JPY	1,075,000	107,519	—
DEU	08/2018	USD	6,756	EUR	5,700	80,215	—
JPM	10/2018	USD	10,038	GBP	7,610	12,511	—

Total Unrealized Appreciation and Depreciation						$200,245	$27,540

3       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen

4       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2018 Unaudited

1. Organization

Oppenheimer Dividend Opportunity Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of Oppenheimer Funds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

5       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

6       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$14,290,096	$1,857,369	$—	$16,147,465
Consumer Staples	21,225,723	—	—	21,225,723
Energy	39,441,740	—	—	39,441,740
Financials	55,710,319	4,202,538	—	59,912,857
Health Care	28,196,765	—	—	28,196,765
Industrials	13,795,749	10,957,634	—	24,753,383
Information Technology	19,115,749	1,971,535	—	21,087,284
Materials	2,933,658	6,612,303	—	9,545,961
Telecommunication Services	7,318,253	3,482,883	—	10,801,136
Utilities	17,560,960	2,058,477	—	19,619,437
Preferred Stock	1,495,660	—	—	1,495,660
Investment Company	11,496,104	—	—	11,496,104

Total Investments, at Value	232,580,776	31,142,739	—	263,723,515
Other Financial Instruments:
Forward currency exchange contracts	—	200,245	—	200,245

Total Assets	$232,580,776	$31,342,984	$—	$263,923,760

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(27,540)	$—	$(27,540)

Total Liabilities	$—	$(27,540)	$—	$(27,540)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the

7       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers,

8       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

4. Investments and Risks (Continued)

litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments

9       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $987,336 and $32,646,457, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

10       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

11       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

12       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Dividend Opportunity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/21/2018